UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2023

ZERIFY, INC.
(Exact Name of Registrant as Specified in its Charter)

Wyoming	000-55012	22-3827597
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1090 King Georges Post Road Suite 603 Edison NJ	08837
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 237-2931

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

2

Table of Contents

Item 4.01 Change in Registrant’s Certifying Accountant

a. On December 26, 2023, Weinberg & Company, P.A. (“Weinberg”) notified Zerify, Inc. (the “Company”) of its resignation as the Company’s independent registered public accounting firm as of that date. Weinberg’s reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2022, and 2021 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that each report contained an explanatory paragraph regarding the existence of substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2022 and 2021 and through the date of this Current Report on Form 8-K, there was no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Weinberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Weinberg, would have caused Weinberg to make reference to the subject matter of the disagreements in its reports on the Company’s consolidated financial statements for such fiscal years. Also, during this same period, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Weinberg with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Weinberg furnish the Company with a letter addressed to the SEC stating whether or not Weinberg agrees with the above statements. A copy of Weinberg’s letter, dated December 27, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

b. On December 27, 2023 the Board of Directors approved the appointment of LJ Soldinger Associates, LLC (“Soldinger”), to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023. During the fiscal years ended December 31, 2022 and 2021, respectively, and the subsequent interim period through December 27, 2023, neither the Company nor anyone acting on its behalf has consulted with Soldinger on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from Weinberg & Company dated December 27th, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

3

Table of Contents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ZERIFY, INC.

DATE: December 27, 2023

By:	/s/ Mark L. Kay
Mark L. Kay
Chief Executive Officer

4